GOLDMAN SACHS
VARIABLE INSURANCE TRUST

Service Shares of

Goldman Sachs Growth Opportunities Fund

Supplement dated April 21, 2009 to the
Prospectus dated April 30, 2008

The following replaces the “Growth Investment Team” section in its entirety in the “Service Providers-Fund Managers- Growth Investment Team” section of the Prospectus:

Growth Investment Team

■	For 28 years, the team has applied a consistent investment discipline through diverse and complete market cycles
■	As of December 31, 2008, the team had $14.2 billion in equities under management
■	A deep and experienced portfolio management and research team comprised of industry experts that provide in-depth research within each sector

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Steven M. Barry Managing Director Chief Investment Officer, Fundamental Equity Co-Chief Investment Officer, Growth Equity	Senior Portfolio Manager— Growth Opportunities	Since 2006	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. Mr. Barry became Chief Investment Officer of Fundamental Equity in 2009. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

David G. Shell, CFA Managing Director Co-Chief Investment Officer, Growth Equity	Senior Portfolio Manager— Growth Opportunities	Since 2006	Mr. Shell joined the Investment Adviser as a portfolio manager in January 1997 when Goldman Sachs acquired Liberty Investment Management. He was a senior portfolio manager at Liberty prior to the acquisition. He joined Liberty’s predecessor firm Eagle Asset Management in 1987.

Steve Barry, Chief Investment Officer of Fundamental Equity, and Dave Shell serve as Co-Chief Investment Officers (“Co-CIOs”) of the Growth Investment Team. All 16 members of the team discuss their research analysis and recommendations with the whole team at investment strategy meetings. The entire team discusses and debates whether the business being presented meets the Growth Investment Team’s definition of a high-quality growth business and the attractiveness of the current valuation. The team reaches a consensus on whether a business is worthy of a position in the portfolio. The Co-CIOs are accountable for all portfolio construction decisions and determine the appropriate weight for each investment.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

VITGROPPMSTK 04-09